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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 2006

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)
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             Kansas                   1-04721               48-0457967
   (State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)


      2001 Edmund Halley Drive, Reston, Virginia                20191
        (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into A Material Definitive Agreement.

Entry into a Material Definitive Agreement

Director Communications Benefit

On July 25, 2006, the board of directors of Sprint Nextel Corporation ("Sprint Nextel") approved a Director Communications Benefit for active non-employee members of the board of directors of Sprint Nextel. Under the program, each eligible director may have up to two wireless units and one connection card activated on the wireless network and will receive long distance and international calling cards and wireline long distance services. Specialized equipment and accessories will also be provided. Participating directors will pay any personal federal, state or local income taxes on the value of the communications benefit provided to them. If a current participating director resigns from the board with less than five years of service, including service on the board of directors of Nextel Communications, Inc. before the Sprint-Nextel merger, the communications benefit terminates on the last day of board service. If a current participating director resigns from the board with five or more years of service, the communications benefit will continue for the number of months on the board up to 120 months. Communications benefits provided to directors joining the board after July 25, 2006 will terminate on the last day of board service. A summary of the Director Communications Benefit is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Award of Restricted Stock Units

On July 24, 2006, the Human Capital and Compensation Committee of the board of directors of Sprint Nextel awarded a grant of restricted stock units to Richard T.C. LeFave, Sprint Nextel's Chief Information Officer, under Sprint Nextel's 1997 Long-Term Incentive Program. The restricted stock units vest on the second anniversary of the grant date. A copy of the form of award agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment of Employment Agreement

On July 24, 2006, the Human Capital and Compensation Committee of the board of directors of Sprint Nextel approved an amendment to the employment agreement of Barry J. West, the Chief Technology Officer of Sprint Nextel. In order to retain Mr. West's services, the amendment (i) extends the period during which he can resign with good reason under the Nextel Communications, Inc. Change of Control Retention Bonus and Severance Pay Plan and the Nextel Communications, Inc. Amended and Restated Incentive Equity Plan until February 28, 2007, (ii) reduces Mr. West's non-compete period following his departure from Sprint Nextel from 24 months to a period ending on February 28, 2008, and (iii) accelerates vesting of certain equity awards granted in 2005 and 2006 to February 28, 2007.

The foregoing description of Mr. West's employment agreement does not purport to be complete and is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.3 hereto, and by the Employment Agreement dated April 1, 2004, between Mr. West and Nextel Communications, Inc. ("Nextel"), which was filed as Exhibit 10.2.3 to Nextel's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, both of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this report:


Exhibit No.  Description

10.1         Summary of Director Communications Benefit.

10.2 Form of Award Agreement for Restricted Stock Units Award under the 1997 Long-Term Stock Incentive Program for Richard T.C. LeFave.

10.3 First Amendment to the Employment Agreement of Barry J. West, dated July 25, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: July 27, 2006                  By:  /s/ Michael T. Hyde
                                          Michael T. Hyde
                                          Assistant Secretary


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                                  EXHIBIT INDEX


Number     Exhibit

10.1       Summary of Director Communications Benefit.

10.2 Form of Award Agreement for Restricted Stock Units Award under the 1997 Long-Term Stock Incentive Program for Richard T.C. LeFave.

10.3 First Amendment to the Employment Agreement of Barry J. West, dated July 25, 2006.